UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.                )

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☐	Soliciting Material under §240.14a-12

LPL Financial Holdings Inc.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the 2020 Annual Meeting of Stockholders to Be Held on May 6, 2020. LPL FINANCIAL HOLDINGS INC. Meeting Information Meeting type: Annual Meeting For holders of record as of: March 9, 2020 Date: May 6, 2020 Time: 10:00 AM EDT Location: LPL Financial Holdings Inc. 1055 LPL Way Fort Mill, SC 29715 As part of its precautions related to COVID-19, the Company is planning for the possibility that the Annual Meeting may be held virtually through the Internet. If the Company were to take this step, it would promptly announce the decision through a press release, file the announcement with the SEC as additional proxy material and post the announcement on the Company's website. LPL FINANCIAL HOLDINGS INC. 75 STATE STREET 22ND FLOOR BOSTON, MASSACHUSETTS 02109, UNITED STATES You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. D05289-Z76827

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requestinga copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 22, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. D05290-Z76827

Voting Items The Board of Directors recommends you vote FOR the following proposals: 1. Elect the nine nominees named in the proxy statement to the Board of Directors. Nominees: 1a. Dan H. Arnold 1b. Edward C. Bernard 1c. H. Paulett Eberhart 1d. William F. Glavin, Jr. 1e. Allison H. Mnookin 1f. Anne M. Mulcahy 1g. James S. Putnam 1h. Richard P. Schifter 1i. Corey E. Thomas 2. Ratify the appointment of Deloitte & Touche LLP by the Audit Committee of the Board of Directors as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020. 3. Approve, in an advisory vote, the compensation paid to the Company's named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. D05291-Z76827

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